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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2001

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                               48083
(ADDRESS OF PRINCIPAL                                                (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.           OTHER EVENTS

As disclosed in the attached press release, on April 10, 2001, Lason and its bank group agreed upon an amendment to its bank credit facility. Terms of the amendment include a mechanism to improve Lason's working capital position, reduce its liability to its earnout creditors, and significantly de-leverage its balance sheet. This amendment to the original credit facility is in place through January 2002.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     April 10, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2001       LASON, INC.
                            (REGISTRANT)


                            By:  /s/ Ronald D. Risher
                               ------------------------------------------------
                                 Ronald D. Risher, Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit:                                            Description:


99.1                                                April 10, 2001 Press Release